Exhibit 10.1
Execution Copy
FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT
     Pursuant to this First Amendment to Stock Purchase Agreement, dated June 30, 2006 (this “Amendment”), the parties hereto hereby amend that certain Stock Purchase Agreement dated as of April 28, 2006 by and among Alon USA Energy, Inc., a Delaware corporation, and the stockholders of Paramount Petroleum Corporation named on the signature page thereto (the “Purchase Agreement”) as expressly set forth below. Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Purchase Agreement.
1.	Addition of Schedule 1(b) of the Purchase Agreement. Schedule 1(b) attached hereto as Annex A is hereby added to the Purchase Agreement as Schedule 1(b) thereto.

2.	Amendment to Schedule 2.3(a) of the Purchase Agreement. The section of Schedule 2.3(a) to the Purchase Agreement titled “Phoenix Terminal — Comparison of Total Ending Inventory Value and Market Price as of December 31, 2005” is hereby deleted in its entirety and replaced with “Phoenix Terminal — Comparison of Total Ending Inventory Value and Market Price as of December 31, 2005” attached hereto as Annex B.

3.	Amendment to Schedule 2.3(c) of the Purchase Agreement. Schedule 2.3(c)to the Purchase Agreement is hereby deleted in its entirety and replaced with Schedule 2.3(c) attached hereto as Annex C.

4.	Amendment to Schedule 2.3(d) of the Purchase Agreement. Schedule 2.3(d) to the Purchase Agreement is hereby deleted in its entirety and replaced with Schedule 2.3(d) attached hereto as Annex D.

5.	Amendment to Schedule 2.4 (b)(i) of the Purchase Agreement. Schedule 2.4(b) to the Purchase Agreement is hereby amended to be Schedule 2.4(b)(i).

6.	Addition of Schedule 2.4(b)(ii) of the Purchase Agreement. Schedule 2.4(b)(ii) attached hereto as Annex E is hereby added to the Purchase Agreement as Schedule 2.4(b)(ii) thereto.

7.	Amendment to Sellers’ Disclosure Schedule Section 4.3(a) of the Purchase Agreement. Sellers’ Disclosure Schedule Section 4.3(a) is hereby deleted in its entirety and replaced with Sellers’ Disclosure Schedule Section 4.3(a) attached hereto as Annex F.

8.	Deletion of Schedule 2.4(b)(iii) of the Purchase Agreement. The reference in the Schedules to Schedule 2.4(b)(iii)to the Purchase Agreement is hereby deleted in its entirety.

9.	Amendment to Sellers’ Disclosure Schedule Section 4.15(i) of the Purchase Agreement. Sellers’ Disclosure Schedule Section 4.15(i) is hereby deleted in its entirety and replaced with Sellers’ Disclosure Schedule Section 4.15(i) attached hereto as Annex G.

10.	Except as expressly amended above, the Purchase Agreement shall continue in full force and effect in accordance with its terms.

11.	This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be considered to be one document.
[Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Stock Purchase Agreement as of the day and year first above written.

ALON USA ENERGY, INC
By:	/s/ David Wiessman
David Wiessman,
Executive Chairman

By:	/s/ Jeff D. Morris
Jeff D. Morris,
President and Chief Executive Officer

THE CRAIG C. BARTO AND GISELE M. BARTO LIVING TRUST, DATED APRIL 5, 1991
By:	/s/ Gisele M. Barto
GISELE M. BARTO, Trustee of the Craig C.
Barto and Gisele M. Barto Living Trust, Dated April 5, 1991

By:	/s/ Craig C. Barto
CRAIG C. BARTO, Trustee of the Craig C. Barto
and Gisele M. Barto Living Trust, Dated April 5, 1991

THE JERREL C. BARTO AND JANICE D. BARTO LIVING TRUST, DATED MARCH 18, 1991
By:	/s/ Jerrel C. Barto
JERREL C. BARTO, Trustee of the Jerrel C.
Barto and Janice D. Barto Living Trust, Dated March 18, 1991

By:	/s/ Janice D. Barto
JANICE D. BARTO, Trustee of the Jerrel C. Barto
and Janice D. Barto Living Trust, Dated March 18, 1991

By:	/s/ W. Scott Lovejoy III
W. SCOTT LOVEJOY III, an individual

By:	/s/ Mark R. Milano
MARK R. MILANO, an individual